FORM N-23C-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23C-3

1.	Investment Company Act File Number:	811-23712

	Date of Notification:	January 27, 2023

2.	Exact name of investment company as specified in registration statement:

SWEATER CASHMERE FUND

3.	Address of principal executive office:

2000 Central Ave Boulder, CO 80301

4.	Check one of the following:

A. ☒	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B. ☐	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C. ☐	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Marcie McVeigh

Name:	Marcie McVeigh

Title:	Principal Financial Officer/ Treasurer

SWEATER CASHMERE FUND

NOTICE OF SEMIANNUAL REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

January 27, 2023

Dear Sweater Cashmere Fund Shareholder:

Thank you for your investment. The purpose of this Notice is to announce the semiannual repurchase offer for the Sweater Cashmere Fund (the “Fund”). The Fund is a closed-end interval fund that offers shares that are not redeemable daily for cash. To provide shareholders with a level of liquidity, the Fund has adopted a semiannual share repurchase program to repurchase a portion of its outstanding shares at net asset value on a specified repurchase date, as discussed below. You will receive a notice similar to this one twice each year. The Fund will offer to repurchase shares only during each regularly scheduled semiannual repurchase offer period.

The repurchase offer period will begin on January 27, 2023, and, unless extended, end at 4:00 P.M. Eastern Time on February 28, 2023 (the “Repurchase Request Deadline”).

If you are not interested in tendering your shares for repurchase at this time, you may disregard this notice and take no action.

If you wish to tender any of your shares, you may do so by submitting a redemption request through the Sweater mobile application (the “App”). This is the same App you used to purchase your shares and is free to download through the through the Apple App Store and Google Play Store. Once you open the App, you will navigate to the “Account Settings” portion of your profile to submit your redemption request. If you have any questions regarding submitting a repurchase request through the App, or if you experience any difficulties submitting a request, please contact us at support@sweaterventures.com.

All repurchase requests must be received by the Fund by 4:00 P.M. Eastern Time on February 28, 2023, to be effective. There can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own.

Please note that a repurchase of shares by the Fund may be a taxable event. Please consult your financial professional or tax advisor for more information.

For details of the offer, please refer to the Repurchase Offer document below or you may contact us at support@sweaterventures.com.

Sincerely,

Sweater Cashmere Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in good order prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent semiannual repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to net asset value fluctuations during that time.

SWEATER CASHMERE FUND

REPURCHASE OFFER

1.       The Offer. Sweater Cashmere Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of its issued and outstanding shares at a price equal to the net asset value (“NAV”) of the shares determined as of the close of regular trading New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this repurchase offer (“Repurchase Offer”) is to provide a level of liquidity to shareholders since no secondary market exists for the Fund’s shares. This Repurchase Offer is not conditioned on the tender of any minimum number of shares. This Repurchase Offer is made subject to the terms and conditions set forth in this Repurchase Offer and the Fund’s currently effective prospectus and statement of additional information, as amended or supplemented..

2.       Net Asset Value. As of January 20, 2023, the NAV per share of the Fund’s shares was $20.30 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below), however. The Fund’s NAV can fluctuate prior to such time. Therefore, the Fund’s NAV per share on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you submit your repurchase request. The Fund’s current NAV is available through the App or by contacting us at support@sweaterventures.com. The shares of the Fund are not traded on any organized market or securities exchange.

3.       Repurchase Request Deadline. All repurchase requests must be received in good order by 4:00 P.M. Eastern Time on February 28, 2023 (the “Repurchase Request Deadline”).

4.       Repurchase Pricing Date. The Fund currently anticipates that the date on which the NAV used to calculate the repurchase price (the “Repurchase Pricing Date”) will be the same date as the Repurchase Request Deadline. The Fund may, however, select a Repurchase Pricing Date that is up to 14 calendar days after the Repurchase Request Deadline (or the next business day if the 14th calendar day is not a business day). The NAV used to calculate the repurchase price may be higher or lower than the NAV on the date on which you submit your repurchase request.

5.       Payment for Shares Repurchased. Payment for all shares repurchased pursuant to this Repurchase Offer will be made not later than seven days after the Repurchase Pricing Date, and will be sent by electronic funds transfer to the bank account you have linked through the App (although we may ask you to confirm your bank account information through the App before sending any redemption proceeds).

6.       Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than 5% of the Fund’s issued and outstanding shares (the “Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares up to, but not to exceed, 2% of the outstanding shares of the Fund (measured as of the Repurchase Request Deadline). If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus the additional number of shares repurchased at the Fund’s discretion (up to 2% of the outstanding shares), the Fund will repurchase the shares on a pro rata basis.

There can be no assurance that the Fund will be able to repurchase all of the shares that you tender, even if you tender all of your shares. If any shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer (during which time you would be subject to the risk of NAV fluctuations as well as the other risks of the Fund), and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not repurchase all of the shares you wish to have repurchased as part of this Repurchase Offer or in any subsequent repurchase offer. There is no assurance that you will be able to sell your shares when and/or in the amount that you desire.

7.       Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 P.M. Eastern Time on February 28, 2023, by submitting a request to withdraw or modify your previously-submitted repurchase request through the App. Please contact us at support@sweaterventures.com if you have any questions or issues with your withdraw or modification of a previously-submitted repurchase request.

8.       Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of the members of the Fund’s Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

•	if the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•	for any period during which any market on which securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

•	for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV; or; and

•	for any other periods that the U.S. Securities and Exchange Commission may by order permit for the protection of shareholders.

9.       Tax Consequences. You should review the tax information in the Fund’s prospectus and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the Repurchase Offer. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10.     Early Repurchase Fee. If you tender Fund shares that you have held for less than 546 days, and the Fund repurchases those shares, you will pay an early repurchase fee according to the following schedule:

Days after purchase	185	365	545	546 or more
Early repurchase fee	2.0%	1.5%	0.5%	0.0%

The early repurchase fee will be based on the value of the shares redeemed and will be deducted from (and thus reduce) the repurchase proceeds. Shares held longest will be treated as being repurchased first, and shares held shortest will be treated as repurchased last. The repurchase fee does not apply to any shares that were acquired through reinvestment of distributions. Shares held for more than 545 days are not subject to any repurchase fee. Repurchase fees are paid to the Fund directly and are intended to offset costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing shares.

11.     Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of requests to tender shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this Repurchase Offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this Repurchase Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until defects or irregularities have been corrected or waived.

As noted above, all repurchase requests must be submitted through the App. While the App is intended to be the exclusive means through which repurchase requests may be submitted, the Fund will permit repurchase requests to be submitted manually during any period that the App is malfunctioning or otherwise experiencing a widespread outage. If you would like to submit a repurchase request but are unable to do so because the App is not working or is malfunctioning, please call us toll-free at (888) 577-7987 or contact us at support@sweaterventures.com for information about how you may submit your repurchase request outside the App.

None of the Fund, Sweater Industries LLC (the Fund’s investment adviser), Sweater, Inc. (the investment adviser’s parent company), UMB Fund Services, Inc. (the Fund’s administrator and transfer agent) nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice.

None of the Fund, Sweater Industries LLC (the Fund’s investment adviser), Sweater, Inc. (the investment adviser’s parent company), or UMB Fund Services, Inc. (the Fund’s administrator and transfer agent) is or will be obligated to ensure that your financial intermediary or other financial professional, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether to tender shares and, if so, how many shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this Repurchase Offer.

No person has been authorized to give any information or to make any representations in connection with this Repurchase Offer other than those contained herein or in the Fund’s currently effective prospectus or statement of additional information, as amended or supplemented. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund, the Fund’s Board of Trustees, the Fund’s investment adviser, or the Fund’s transfer agent.

For the Fund’s most recent NAV and other information, or for a copy of the Fund’s current prospectus, please access the App or contact us at support@sweaterventures.com

Dated: January 27, 2023